UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2019 (April 3, 2019)

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55017	27-3729742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units B & C, 9/F, Block D Fuhua Tower 8 Chaoyangmen North Street Dongcheng District,

Beijing 100027 Peoples' Republic of China

(address of principal executive offices) (zip code)

Tel: +86 (010) 5332 0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	OTHER INFORMATION

On April 5, 2019, Moxian, Inc. (the “Registrant”) issued a press release announcing that on April 3, 2019 its Board of Directors approved a 1-for-5 reverse stock split of the Registrant’s issued, outstanding and authorized common stock, pursuant to Section 78.207 of the Nevada Revised Statutes (“NRS”) and the filing of a Certificate of Change Pursuant to NRS 78.209. The reverse stock split is anticipated to be effective as of the open of trading on April 22, 2019. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated in this Item 8.01 by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release Dated April 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: April 5, 2019	By:	/s/ Hao Qing Hu
		Name:	Hao Qing Hu
		Title:	Chief Executive Officer